Greenidge Generation Announces Amendments to and Preliminary Results of Exchange Offer

Pittsford, NY – March 25, 2026 – Greenidge Generation Holdings Inc. (Nasdaq: GREE) (“Greenidge” or the “Company”), a vertically integrated power generation company focused on datacenters and infrastructure development, today announced that it has amended the terms of its previously announced offer to exchange (the “Exchange Offer”) its outstanding 8.50% Senior Notes due 2026 (the “Old Notes”), which trade on the Nasdaq Global Select Market under the symbol “GREEL”.

The Company is hereby amending the Offer to Exchange, dated March 11, 2026 (the “Offer to Exchange”) and related documents, to (i) revise the consideration so that all holders that validly tender their Old Notes for exchange in the Exchange Offer will receive $25.00 principal amount of New Notes and two (2) shares of the Company’s Class A Common Stock, $0.0001 par value per share for each $25.00 principal amount of Old Notes exchanged, (ii) remove the concepts of Early Tender Premium and Early Tender Date, and (iii) waive the closing condition that at least $11.0 million in principal amount of Old Notes be validly tendered for exchange in the Exchange Offer.

Holders of Old Notes that validly tendered and did not withdraw their Old Notes as of 5:00 p.m., New York City time, on March 25, 2026 (the “Withdrawal Date”) do not need to take any further action to receive the consideration in the Exchange Offer.

According to the information provided to Greenidge by Computershare Trust Company, N.A., the exchange agent in connection with the Exchange Offer, the following aggregate principal amount of the Old Notes set forth in the table below was validly tendered and not properly withdrawn as of the Withdrawal Date:

Title of Security	CUSIP Number	Principal Amount Outstanding	Aggregate Principal Amount Validly Tendered and Not Properly Withdrawn as of the Withdrawal Date
8.50% Senior Notes Due 2026	39531G209	$36,663,875	$1,334,025

Information Relating to the Exchange Offer

The complete terms and conditions of the Exchange Offer, as amended by this press release, are set forth in the Offer to Exchange, which sets forth a detailed description of the Exchange Offer. Greenidge refers investors to the Offer to Exchange, as amended by this press release, for the complete terms and conditions of the Exchange Offer. Investors with questions regarding the terms and conditions of the Exchange Offer may contact our information agent as follows:

D.F. KING & CO., INC.
Banks and Brokers call: (212) 596-7578
Toll free: (800) 347-4826
Email: GREE@dfking.com

About Greenidge Generation Holdings Inc.
Greenidge Generation Holdings Inc. (Nasdaq: GREE) is a vertically integrated power generation company, focusing on datacenters, electrical and infrastructure development, engineering, procurement, construction management, operations and site maintenance.

Forward-Looking Statements
This press release includes certain statements that may constitute “forward-looking statements.” All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws. These forward-looking statements involve uncertainties that could significantly affect the Company’s financial or operating results. These forward-looking statements may be identified by terms such as “anticipate,” “believe,” “continue,” “foresee,” “expect,” “intend,” “plan,” “may,” “will,” “would,” “could,” and “should,” and the negative of these terms or other similar expressions. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Forward-looking statements in this press release include, among other things, the business plan, business strategy and operations of the Company in the future. In addition, all statements that address operating performance and future performance, events or developments that are expected or anticipated to occur in the future are forward looking statements. Forward-looking statements are subject to a number of risks, uncertainties and assumptions. Matters and factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements include but are not limited to the matters and factors described under the heading “Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as may be amended from time to time, its subsequently filed Quarterly Reports on Form 10-Q and its other filings with the Securities and Exchange Commission. Consequently, all of the forward-looking statements made in this press release are qualified by the information contained under this caption. No assurance can be given that these are all of the factors that could cause actual results to vary materially from the forward-looking statements in this press release. You should not put undue reliance on forward-looking statements. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, the actual results, performance, or achievements of the Company could differ materially from the results expressed in, or implied by, any forward-looking statements.

Contacts
Investors
investorrelations@greenidge.com

Media
Longacre Square Partners
Kate Sylvester / Kendall Heebink
greenidge@longacresquare.com

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